BONDS.COM GROUP, INC.

FIRST AMENDMENT TO 2011 EQUITY PLAN

Dated May 10, 2012

In accordance with Section 16(a) of the 2011 Equity Plan (the “Plan”) of Bonds.com Group, Inc., a Delaware corporation (the “Company”), the Company amends the Plan as set forth below.

1. Amendment to Section 3(a) the Plan. The first sentence of Section 3(a) of the Plan is hereby amended to increase the number of shares available for issuance pursuant to the Plan by deleting the number “72,850,000” and replacing it with the number “125,000,000”.

2. Amendment to Section 3(b) the Plan. The first sentence of Section 3(b) of the Plan is hereby amended by deleting the number “72,850,000” and replacing it with the number “125,000,000”.

3. No Other Amendments.  Except as specifically set forth in this First Amendment to the Plan, no other changes or amendments are made to the Plan.

4. Effective Date; Shareholder Approval. This First Amendment to the Plan is effective on the date set forth above.

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Adopted by the Board of Directors on May 10, 2012	BONDS.COM GROUP, INC.,
a Delaware corporation

	By:	/s/John Ryan
	Name:	John Ryan
	Title:	Chief Financial Officer